                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report: December 8, 2000
                       (Date of earliest event reported)


                              Center Trust, Inc.
            (exact name of registrant as specified in its charter)


       Maryland                      Commission File:                       95-4444963
(State or other jurisdiction            1-12588                (I.R.S. Employer Identification No.)
   of incorporation or
    organization)


                           3500 Sepulveda Boulevard
                       Manhattan Beach, California 90266
         (Address of Principal executive offices, including zip code)


                                (310) 546-4520
             (Registrant's telephone number, including area code)




================================================================================

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ITEM 2.   DISPOSITION OF ASSETS

On November 27, 2000, the Company completed the sale of a portfolio of six community centers to affiliates owned and controlled by Kimco Income REIT, an affiliate of Kimco Realty Corporation. The properties sold were the following:

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

-------------------------------------------------------------------------------------------------
                                                                                 Gross Leasable
     Date Sold               Center Name                   Location                   Area
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
September 21, 2000    Vista Balboa                 San Diego, California                  117,000
-------------------------------------------------------------------------------------------------
September 29, 2000    Charleston Plaza             Las Vegas, Nevada                      234,000
-------------------------------------------------------------------------------------------------
October 13, 2000      Pavilions' Center            Federal Way, Washington                200,000
-------------------------------------------------------------------------------------------------
October 13, 2000      Covina Town Square           Covina, California                     360,000
-------------------------------------------------------------------------------------------------
October 27, 2000      Montebello Town Center       Montebello, California                 250,000
-------------------------------------------------------------------------------------------------
November 27, 2000     Torrance Promenade           Torrance, California                   267,000
-------------------------------------------------------------------------------------------------

Total proceeds from the sale of the properties were $160 million, determined by arms-length negotiations between the parties. Net proceeds from the sale, after the assumption of $68.2 million of debt and repayment of approximately $37.6 million of debt, was $44.8 million that was used to reduce the outstanding balance on the Company's secured credit facility. Total ammualized base rent for the sold centers is approximately $18.9 million representing 18 percent of the Company's total combined annualized base rent.

ITEM 7(b). FINANCIAL STATEMENTS AND EXHIBITS

Proforma statements of operations are presented for the year ended December 31, 1999 and the nine months ended September 30, 2000. The proforma statements of operations present Center Trust, Inc. operations as if the sales above had occurred on January 1, 1999. A proforma balance sheet as of September 30, 2000 is also presented.

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

                                                        Nine Months Ended                             Twelve Months Ended
                                                          September 30,                                  December 31,
                                                              2000                                           1999
                                         --------------------------------------------   -----------------------------------------
                                            Actual         Sold Assets     Proforma       Actual         Sold Assets     Proforma
                                         ---------------------------------------------- ------------------------------------------
Revenues                                   $103,222         $15,446         $87,776       $144,886        $20,155         $124,731
                                         ---------------------------------------------- ------------------------------------------

Expenses
   Interest                                  44,693           9,635          35,058         54,649         9,287           45,362
   Property operating costs                  29,916           3,325          26,591         43,008         4,307           38,701
   Depreciation and amortization             19,227           2,232          16,995         24,854         3,082           21,772
   General and administrative                 4,208             352           3,856          8,440           242            8,198
                                         ---------------------------------------------- ------------------------------------------
      Total Expenses                         98,044          15,544          82,500        130,951        16,918          114,033
                                         ---------------------------------------------- ------------------------------------------

Income (loss) from operations
    before other items                        5,178             (98)          5,276         13,935         3,237           10,698
Net gain on the sale of rental
    properties                               14,197           2,502          11,695         23,991                         23,991
Minority interests                           (1,308)           (112)         (1,196)        (4,786)          (18)          (4,768)
                                         ---------------------------------------------- ------------------------------------------
Income before extraordinary item             18,067           2,292          15,775         33,140         3,219           29,921
Extraordinary loss on early
   extinguishment of debt                    (2,453)           (590)         (1,863)        (6,483)       (2,962)          (3,521)
                                         ---------------------------------------------- ------------------------------------------
Net Income                                  $15,614          $1,702         $13,912        $26,657          $257          $26,400
                                         ============================================== ==========================================

Basic and Diluted Income Per Share:
Income before extraordinary item             $0.68             $0.09          $0.59          $1.29         $0.13            $1.16
Extraordinary loss on early
   extinguishment of debt                    (0.09)            (0.02)         (0.07)         (0.25)        (0.12)           (0.13)
                                         ---------------------------------------------- ------------------------------------------
Net income                                   $0.59             $0.07          $0.52          $1.04         $0.01            $1.03
                                         ============================================== ==========================================

Weighted Average Basic and Diluted
  Shares Outstanding                        26,668            26,668         26,668          25,697       25,697           25,697
                                         ============================================== ==========================================



                                                                     September 30, 2000
                                                        Actual         Sold Assets       Proforma
                                                      ---------------------------------------------
Assets
------
Rental Properties, net                                 $826,938         $106,452           $720,486

Cash and cash equivalents                                12,050                              12,050
Tenant receivables, net                                  14,969            1,851             13,118
Other receivables                                         7,085              132              6,953
Restricted cash                                          26,467            1,154             25,313
Other assets                                             23,223            1,908             21,315
                                                       --------------------------------------------
   Total assets                                        $910,732         $111,497           $799,235
                                                       ============================================
Liabilities
-----------
Debt                                                   $642,755         $150,603           $492,152
Accounts payable and other liabilities                    9,608            1,582              8,026
Other liabilities                                        15,984              551             15,433
                                                       --------------------------------------------
   Total liabilities                                    668,347          152,736            515,611

Minority interests                                       16,076           (2,549)            18,625

Stockholders' Equity                                    226,309          (38,690)           264,999
                                                       --------------------------------------------
    Total liabilities and stockholders' equity         $910,732         $111,497           $799,235
                                                       ============================================

Item 7(c).  FINANCIAL STATEMENTS AND EXHBITS

The following exhibits are included as part of this Form 8-K as required by Regulation S-K.

Exhibit              Exhibit Description
-------              -------------------

2.1 Agreement for Purchase and Sale of CT Operating Partnership, L.P., A California Limited Partnership; Selected Portfolio July 12, 2000

2.2               Amendment to Contract of Sale

2.3               Second Amendment to Contract of Sale

2.4               Third Amendment to Contract of Sale

2.5               Fourth Amendment to Contract of Sale


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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                               Center Trust, Inc.



Date:  December 8, 2000        /s/  Edward A. Stokx
                               ---------------------------------------
                               Name:  Edward A. Stokx
                               Title: Senior Vice President of Finance
                                      (Principal Accounting Officer)